                                                                    EXHIBIT 99.1

                                  CERTIFICATION

                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350

     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Kenneth P. Manning
                              ------------------------------------
                              Name:  Kenneth P. Manning
                              Title: Chairman, President &
                                      Chief Executive Officer
                              Date:  May 14, 2003

                                                                    EXHIBIT 99.1

                                  CERTIFICATION

                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350

     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Richard F. Hobbs
                              ------------------------------------
                              Name:  Richard F. Hobbs
                              Title: Vice President, Chief Financial Officer
                                      & Treasurer
                              Date:  May 14, 2003



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